Filed Pursuant to Rule 497(e)
1933 Act Registration File No. 333-258490
1940 Act File No. 811-23723

Supplement dated July 14, 2023
to the
Prospectus and Statement of Additional Information (“SAI”),
each dated December 29, 2022, as supplemented, of the

Kelly Residential & Apartment Real Estate ETF (RESI);
Kelly Technology & E-Commerce Real Estate ETF (TRE);
Kelly CRISPR & Gene Editing Technology ETF (XDNA);
Kelly E-Commerce & Logistics Sector ETF (ECMM);
Kelly Fintech & Digital Payments Sector ETF (XPAY);
Kelly Internet of Things Technology ETF (INET); and
Kelly Hotel & Lodging Sector ETF (HOTL)

(each, a “Fund”)

each a series of Strategic Trust
(the “Trust”)

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

TRUST NAME CHANGE

The Board of Trustees of the Trust, a Delaware statutory trust, approved a change of the name of the Trust to “Strategic Trust.” Effective immediately, all references to the name of the Trust in the Prospectus and SAI are hereby deleted and replaced with “Strategic Trust.”

The change of the name of the Trust will not result in any changes in the investment objectives or investment strategies of any Fund.

Please retain this Supplement with your Prospectus and SAI
for future reference.